UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2007

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Tuesday Morning Corporation (the “Company”) announced that, effective January 1, 2007, Stephen J. Heinmiller has been appointed Senior Vice President of Information Technology.  Mr. Heinmiller will replace Richard Nance, Chief Information Officer, who retired effective December 31, 2006 after 13 years of service to Tuesday Morning.  Mr. Heinmiller will report to Michael Marchetti, Executive Vice President and Chief Operating Officer.

A copy of the Company’s press release dated January 2, 2007, announcing the appointment of Mr. Heinmiller as SVP of Information Technology is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                         Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release issued on January 3, 2007, announcing the appointment of Stephen J. Heinmiller as SVP Information Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: January 3, 2007	By:	/s/ Elizabeth Schroeder
Elizabeth Schroeder
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release issued on January 3, 2007, announcing the appointment of Stephen J. Heinmiller as SVP Information Technology